Exhibit 99.1

SPECIAL MEETING OF STOCKHOLDERS OF ALERUS FINANCIAL CORPORATION [ ], 2024 IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING: The Notice, Proxy Statement and Proxy Card are available at http://www.astproxyportal.com/ast/19579/special Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. To approve the Agreement and Plan of Merger, dated as of May 14, 2024, between Alerus Financial Corporation (“Alerus”) and HMN Financial, Inc. (“HMNF”), pursuant to which HMNF will merge with and into Alerus, with Alerus as the surviving entity and the transactions contemplated therein, including the issuance of Alerus common stock pursuant to the merger agreement. 2. To approve the adjournment of the Alerus special meeting to permit further solicitation in the event that an insufficient number of votes are cast to approve the merger agreement and the transactions contemplated therein. NOTE: This proxy will be voted in the discretion of the named proxies upon all other matters that may properly come before the special meeting and any adjournments or postponements of the meeting. If no direction is made, this proxy will be voted “FOR” Proposal 1 and “FOR” Proposal 2. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1 AND A VOTE “FOR” PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the envelope provided. ------------------ ---------------- 00030003000000000100 6 000024 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. FOR AGAINST ABSTAIN Mark “X” here if you plan to attend this virtual meeting. HOUSEHOLDING ELECTION - Mark “X” here if you consent to receive certain future investor communications in a single package per household. FOR AGAINST ABSTAIN

Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 SPECIAL MEETING OF STOCKHOLDERS OF ALERUS FINANCIAL CORPORATION [ ], 2024 PROXY VOTING INSTRUCTIONS Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1 AND A VOTE “FOR” PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x ------------------ ---------------- 00030003000000000100 6 000024 COMPANY NUMBER ACCOUNT NUMBER IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING: The Notice, Proxy Statement and Proxy Card are available at http://www.astproxyportal.com/ast/19579/special INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-201-299-4446 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST on [ ], 2024. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. VIRTUALLY AT THE MEETING - The company will be hosting the meeting live via the Internet. To attend the meeting via the Internet, please visit https://web.lumiconnect.com/288140204 (password: alerus2024) and be sure to have your control number available. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. 1. To approve the Agreement and Plan of Merger, dated as of May 14, 2024, between Alerus Financial Corporation (“Alerus”) and HMN Financial, Inc. (“HMNF”), pursuant to which HMNF will merge with and into Alerus, with Alerus as the surviving entity and the transactions contemplated therein, including the issuance of Alerus common stock pursuant to the merger agreement. 2. To approve the adjournment of the Alerus special meeting to permit further solicitation in the event that an insufficient number of votes are cast to approve the merger agreement and the transactions contemplated therein. NOTE: This proxy will be voted in the discretion of the named proxies upon all other matters that may properly come before the special meeting and any adjournments or postponements of the meeting. If no direction is made, this proxy will be voted “FOR” Proposal 1 and “FOR” Proposal 2. FOR AGAINST ABSTAIN Mark “X” here if you plan to attend this virtual meeting. HOUSEHOLDING ELECTION - Mark “X” here if you consent to receive certain future investor communications in a single package per household. FOR AGAINST ABSTAIN

0 ------------------ . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ---------------- 14475 ALERUS FINANCIAL CORPORATION THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS SPECIAL MEETING OF STOCKHOLDERS [ ], 2024 The undersigned hereby appoints Kari Koob and Nick Brenckman, or either of them acting in the absence of the other, with power of substitution, as attorneys and proxies, for and in the name and place of the undersigned, to vote the number of common shares that the undersigned would be entitled to vote if then present at the Special Meeting of Stockholders of Alerus Financial Corporation to be held virtually at https://web.lumiconnect.com/288140204 (password: alerus2024), on [ ], 2024, at [ ], Central Time, and at any adjournments or postponements of the meeting, upon the matters set forth in the notice of special meeting and proxy statement, receipt of which is hereby acknowledged, on the reverse side. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1 AND “FOR” PROPOSAL 2. (Continued and to be signed on the reverse side.) 1.1